UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2015

MFS® CHARTER INCOME TRUST

MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Charter Income Trust’s (the fund) Board of Trustees has adopted a managed distribution policy effective May 1, 2015. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

MFS® CHARTER INCOME TRUST

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

A disparity in the pace of economic growth between the United States and much of the rest of the world has led to a divergence in central bank policies.

The U.S. economy continues its modest recovery, fed by strengthening labor and housing markets. Confident consumers are spending, even as corporations post smaller profits, held back by the strong U.S. dollar, diminished demand for exports, and the significant drop in energy and other commodity prices. Accordingly, the U.S. Federal Reserve has signaled a desire to gradually transition from the stimulative low interest rate environment of recent years.

In contrast, central banks in China, Japan and Europe are seeking new ways to revive their respective economies. China’s slowing growth has had a global impact, particularly for commodity-exporting nations. Japan’s government plans to shift its focus to a more worker-driven, bottom-up stimulus after limited success in promoting exports through a weaker yen. And the European Central Bank appears determined to prevent deflation by extending its quantitative easing program.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

January 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	65.6%
Non-U.S. Government Bonds	25.3%
Investment Grade Corporates	14.1%
Emerging Markets Bonds	9.7%
Commercial Mortgage-Backed Securities	3.8%
U.S. Government Agencies	2.7%
Mortgage-Backed Securities	1.4%
Floating Rate Loans	1.1%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities	0.1%
U.S. Treasury Securities	(14.7)%

Composition including fixed income credit quality (a)(i)
AAA	6.9%
AA	2.3%
A	7.5%
BBB	18.2%
BB	30.7%
B	33.6%
CCC	7.9%
C	0.2%
D	0.1%
U.S. Government	1.6%
Federal Agencies	4.1%
Not Rated	(3.8)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	(14.0)%
Other	4.5%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	6.8 yrs.

Issuer country weightings (i)(x)
United States	50.4%
Germany	8.3%
Japan	7.3%
United Kingdom	4.6%
Canada	4.5%
Italy	2.9%
Mexico	2.4%
Israel	1.8%
Supranational	1.7%
Other Countries	16.1%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 11/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of US and/or foreign issuers, US Government securities, foreign government securities, mortgage-backed and other asset-backed securities of US and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2015, shares of the MFS Charter Income Trust provided a total return of –0.65%, at net asset value and a total return of –1.28%, at market value. This compares with a return of –3.38% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (“Blended Index”), generated a return of –0.68%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies. Policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid

Management Review – continued

a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

During the reporting period, the portion of the fund’s return derived from yield, which was greater than that of the Blended Index, contributed to relative performance. Additionally, the fund’s shorter relative duration (d) stance benefited relative performance. Overweight positions and strong bond selection in the industrials and finance sectors also strengthened relative returns.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to “BB” and lower rated (r) bonds was a negative factor for relative performance as lower quality credit spreads widened during the period.

The fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve (y) also negatively impacted relative performance as the yield curve flattened during the reporting period. A greater relative exposure to the utility sector further weighed on relative returns.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage detracted from its absolute returns.

Respectfully,

Richard Hawkins	William Adams	Ward Brown	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Pilar Gomez-Bravo	Joshua Marston	Robert Persons	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Spector	Erik Weisman
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective October 31, 2015, Robert Spector is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/15

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price
Year Ended 11/30/15	Net Asset Value	11/30/15		$9.21
		11/30/14		$10.18
	New York Stock Exchange Price	11/30/15		$7.92
		12/31/14	(high) (t)	$9.19
		10/02/15	(low) (t)	$7.74
		11/30/14		$8.81

Total Returns vs Benchmarks

Year Ended 11/30/15	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	(1.28)%
	Net Asset Value (r)	(0.65)%
	Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	(3.38)%
	MFS Charter Income Trust Blended Index (f)(w)	(0.68)%
	Barclays U.S. Credit Bond Index (f)	0.00%
	Barclays U.S. Government/Mortgage Bond Index (f)	1.38%
	Citigroup World Government Bond Non-Dollar Hedged Index (f)	3.00%
	JPMorgan Emerging Markets Bond Index Global (f)	(0.17)%

(f)	Source: FactSet Research Systems Inc.
(r)	Includes reinvestment of dividends and capital gain distributions.
(t)	For the period December 1, 2014 through November 30, 2015.

Performance Summary – continued

(w)	As of November 30, 2015, the MFS Charter Income Trust Blended Index was comprised of 42% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays U.S. Government/Mortgage Bond Index, 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Barclays U.S. Credit Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Performance Summary – continued

Net asset values and performance results based on net asset value do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012; Co-founder of Marengo Asset Management from June 2010 to April 2011.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matthew Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Robert Spector	Global Debt Instruments	2015	Investment Officer of MFS; employed in the investment Management area of MFS since 2011; Portfolio Manager and Chief Economist of McLean Budden from March 2005 to September 2011.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Note to Shareholders: Effective October 31, 2015, Robert Spector is also a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 110.5%
Issuer	Shares/Par		Value ($)
Aerospace - 1.3%
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/21		$1,805,000	$1,879,456
Bombardier, Inc., 6.125%, 1/15/23 (n)		1,260,000	941,850
Bombardier, Inc., 7.5%, 3/15/25 (n)		560,000	417,200
CPI International, Inc., 8.75%, 2/15/18		1,495,000	1,491,263
Huntington Ingalls Industries Co., 5%, 11/15/25 (n)		345,000	350,175
Lockheed Martin Corp., 3.55%, 1/15/26		263,000	265,186
TransDigm, Inc., 6%, 7/15/22		275,000	270,188
TransDigm, Inc., 6.5%, 7/15/24		800,000	788,000

			$6,403,318
Airlines - 0.0%
Ryanair Ltd., 1.125%, 3/10/23	EUR	175,000	$179,283

Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20		$755,000	$780,481
PVH Corp., 4.5%, 12/15/22		1,125,000	1,108,125

			$1,888,606
Asset-Backed & Securitized - 4.1%
Banc of America Commercial Mortgage, Inc., FRN, 5.934%, 2/10/51		$1,041,060	$1,094,922
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40 (z)		618,145	494,751
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49		1,605,000	1,646,697
Commercial Mortgage Pass-Through Certificates, FRN, 5.986%, 6/10/46		230,000	233,236
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48		500,000	502,227
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)		2,929,457	374,707
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25 (z)		722,000	707,687
First Union-Lehman Brothers Bank of America, FRN, 1.004%, 11/18/35 (i)		3,632,290	63,788
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39		954,545	984,556
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.96%, 6/15/49		792,055	795,936
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.137%, 2/15/51		154,772	154,704
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.96%, 6/15/49		2,346,110	2,413,551

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.96%, 6/15/49		$2,142,300	$2,208,745
Merrill Lynch Mortgage Trust, FRN, 6.029%, 6/12/50		1,350,000	1,399,044
Morgan Stanley Capital I Trust, “AM”, FRN, 5.865%, 4/15/49		2,137,000	2,201,413
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.15%, 2/15/51		3,439,693	3,571,024
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48		768,632	760,162

			$19,607,150
Automotive - 2.4%
Accuride Corp., 9.5%, 8/01/18		$1,735,000	$1,704,638
American Honda Finance Corp., 1.375%, 11/10/22	EUR	350,000	377,661
Delphi Automotive PLC, 1.5%, 3/10/25	EUR	200,000	197,840
Delphi Automotive PLC, 4.25%, 1/15/26		$313,000	316,291
Ford Motor Credit Co. LLC, 1.7%, 5/09/16		550,000	551,437
Ford Motor Credit Co. LLC, 1.461%, 3/27/17		252,000	249,933
General Motors Financial Co., Inc., 3.45%, 4/10/22		256,000	247,279
Goodyear Tire & Rubber Co., 6.5%, 3/01/21		1,695,000	1,789,818
Goodyear Tire & Rubber Co., 7%, 5/15/22		350,000	378,438
Grupo Antolin Dutch B.V., 5.125%, 6/30/22 (n)	EUR	100,000	110,114
Harley-Davidson Financial Services, Inc., 2.7%, 3/15/17 (n)		$370,000	375,699
Hyundai Capital America, 2.4%, 10/30/18 (n)		325,000	324,269
Lear Corp., 4.75%, 1/15/23		1,015,000	1,032,763
Lear Corp., 5.25%, 1/15/25		790,000	808,763
Schaeffler Finance B.V., 3.25%, 5/15/19	EUR	230,000	247,259
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)		$460,000	466,900
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (n)(p)		470,000	497,025
Toyota Motor Credit Corp., 1%, 3/09/21	EUR	210,000	225,195
Volkswagen Group of America Finance LLC, 2.4%, 5/22/20		$400,000	375,911
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	200,000	203,386
Volkswagen International Finance N.V., FRN, 2.5%, 12/29/49	EUR	152,000	140,120
ZF North America Capital, Inc., 4.5%, 4/29/22 (n)		$1,085,000	1,064,656
ZF North America Capital, Inc., 4.75%, 4/29/25 (n)		150,000	144,891

			$11,830,286
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/20		$200,000	$224,669

Broadcasting - 2.1%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)		$1,590,000	$1,737,075
AMC Networks, Inc., 7.75%, 7/15/21		863,000	917,404
Clear Channel Communications, Inc., 9%, 3/01/21		993,000	682,439

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22		$190,000	$184,300
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22		850,000	839,375
Discovery Communications, Inc., 1.9%, 3/19/27	EUR	425,000	382,163
Grupo Televisa S.A.B., 6.125%, 1/31/46		$200,000	203,066
Liberty Media Corp., 8.5%, 7/15/29		820,000	848,700
Liberty Media Corp., 8.25%, 2/01/30		210,000	215,502
Netflix, Inc., 5.375%, 2/01/21		1,680,000	1,759,800
Nexstar Broadcasting, Inc., 6.875%, 11/15/20		1,005,000	1,023,844
Omnicom Group, Inc., 3.65%, 11/01/24		77,000	76,264
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	240,000	263,499
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)		$181,000	179,780
Tribune Media Co., 5.875%, 7/15/22 (n)		940,000	940,000

			$10,253,211
Brokerage & Asset Managers - 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/20		$178,000	$178,544
Intercontinental Exchange, Inc., 3.75%, 12/01/25		292,000	294,505

			$473,049
Building - 2.2%
Allegion PLC, 5.875%, 9/15/23		$280,000	$289,800
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		1,865,000	1,920,950
Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (n)		850,000	886,125
Building Materials Corp. of America, 5.375%, 11/15/24 (n)		1,250,000	1,259,375
Building Materials Corp. of America, 6%, 10/15/25 (n)		510,000	525,938
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)		423,000	426,173
CRH Finance Ltd., 3.125%, 4/03/23	EUR	150,000	174,944
Elementia S.A. de C.V., 5.5%, 1/15/25 (n)		$210,000	201,537
Gibraltar Industries, Inc., 6.25%, 2/01/21		830,000	854,900
HD Supply, Inc., 7.5%, 7/15/20		980,000	1,033,900
Headwaters, Inc., 7.25%, 1/15/19		535,000	551,050
Masco Corp., 4.45%, 4/01/25		85,000	83,300
Mohawk Industries, Inc., 2%, 1/14/22	EUR	300,000	325,508
Mohawk Industries, Inc., 3.85%, 2/01/23		$134,000	134,756
Owens Corning, Inc., 4.2%, 12/15/22		127,000	128,059
PriSo Acquisition Corp., 9%, 5/15/23 (n)		685,000	657,600
Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 7/15/23 (n)		735,000	733,163
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)		259,000	254,791

			$10,441,869
Business Services - 1.4%
Equinix, Inc., 4.875%, 4/01/20		$565,000	$579,125
Equinix, Inc., 5.375%, 1/01/22		305,000	311,100

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - continued
Equinix, Inc., 5.375%, 4/01/23		$925,000	$942,344
Fidelity National Information Services, Inc., 3.875%, 6/05/24		537,000	518,747
Fidelity National Information Services, Inc., 5%, 10/15/25		216,000	223,414
Iron Mountain, Inc., REIT, 6%, 10/01/20 (n)		510,000	534,990
Iron Mountain, Inc., REIT, 6%, 8/15/23		1,540,000	1,616,045
MSCI, Inc., 5.75%, 8/15/25 (n)		145,000	150,438
NeuStar, Inc., 4.5%, 1/15/23		1,260,000	1,052,100
Tencent Holdings Ltd., 3.375%, 3/05/18 (n)		449,000	459,217
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)		485,000	479,311

			$6,866,831
Cable TV - 5.4%
Altice Financing S.A., 6.5%, 1/15/22 (n)		$2,005,000	$2,015,025
Altice Financing S.A., 6.625%, 2/15/23 (n)		2,145,000	2,127,561
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20		250,000	260,625
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21		1,965,000	2,055,056
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/23 (n)		780,000	772,200
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24		1,020,000	1,047,734
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/25 (n)		335,000	332,488
CCO Safari II LLC, 6.384%, 10/23/35 (n)		217,000	224,645
Cequel Communications Holdings, 6.375%, 9/15/20 (n)		1,675,000	1,637,313
Comcast Corp., 4.75%, 3/01/44		223,000	235,030
DISH DBS Corp., 7.875%, 9/01/19		240,000	258,600
DISH DBS Corp., 6.75%, 6/01/21		1,000,000	1,006,250
DISH DBS Corp., 5%, 3/15/23		1,065,000	921,225
DISH DBS Corp., 5.875%, 11/15/24		380,000	340,100
Intelsat Jackson Holdings S.A., 7.25%, 4/01/19		395,000	344,884
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22		1,275,000	771,375
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23		1,330,000	990,850
Intelsat Luxembourg S.A., 8.125%, 6/01/23		1,350,000	506,250
LGE Holdco VI B.V., 7.125%, 5/15/24 (n)	EUR	520,000	600,226
Lynx I Corp., 5.375%, 4/15/21 (n)		$342,000	352,260
Lynx II Corp., 6.375%, 4/15/23 (n)		555,000	567,488
Neptune Finco Corp., 10.875%, 10/15/25 (n)		765,000	808,988
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	260,000	217,398
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)		$90,000	90,450
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)		120,000	125,400
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)		185,000	191,225
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)		740,000	715,950
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)		1,065,000	1,100,944
SIRIUS XM Radio, Inc., 5.375%, 4/15/25 (n)		745,000	737,550
Sky PLC, 2.5%, 9/15/26	EUR	350,000	382,472
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	100,000	153,026

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Time Warner Cable, Inc., 5.25%, 7/15/42	GBP	100,000	$137,703
Time Warner Cable, Inc., 4.5%, 9/15/42		$119,000	96,533
Unitymedia Hessen, 5.5%, 1/15/23 (n)		1,350,000	1,356,750
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (n)		770,000	775,775
Virgin Media Finance PLC, 5.75%, 1/15/25 (n)		200,000	194,500
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (n)		800,000	784,000
VTR Finance B.V., 6.875%, 1/15/24 (n)		480,000	461,184
Ziggo Bond Finance B.V., 5.875%, 1/15/25 (n)		400,000	376,000

			$26,073,033
Chemicals - 2.0%
CF Industries, Inc., 5.15%, 3/15/34		$169,000	$157,585
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)		380,000	365,750
Evolution Escrow Issuer Co., 7.5%, 3/15/22 (n)		795,000	528,675
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)		1,080,000	1,147,500
Hexion U.S. Finance Corp., 6.625%, 4/15/20		525,000	380,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18		780,000	512,850
Huntsman International LLC, 5.125%, 4/15/21	EUR	165,000	171,280
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)		$515,000	518,863
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)		200,000	199,000
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)		2,460,000	2,475,252
LYB International Finance B.V., 4%, 7/15/23		135,000	137,133
LyondellBasell Industries N.V., 4.625%, 2/26/55		400,000	341,085
Momentive Performance Materials, Inc., 3.88%, 10/24/21		210,000	134,400
Solvay Finance S.A., FRN, 4.199%, 5/29/49	EUR	250,000	263,884
The Chemours Co., 6.625%, 5/15/23 (n)		$415,000	312,288
Tronox Finance LLC, 6.375%, 8/15/20		1,890,000	1,261,575
W.R. Grace & Co., 5.125%, 10/01/21 (n)		800,000	806,000

			$9,713,745
Computer Software - 0.3%
Oracle Corp., 3.4%, 7/08/24		$251,000	$256,198
Syniverse Holdings, Inc., 9.125%, 1/15/19		362,000	224,440
VeriSign, Inc., 4.625%, 5/01/23		1,005,000	992,438

			$1,473,076
Computer Software - Systems - 0.7%
Apple, Inc., 2.7%, 5/13/22		$400,000	$402,268
Apple, Inc., 3.6%, 7/31/42	GBP	230,000	349,181
CDW LLC/CDW Finance Corp., 6%, 8/15/22		$275,000	290,125
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24		395,000	396,975
Sabre GLBL, Inc., 5.375%, 4/15/23 (n)		1,865,000	1,865,000

			$3,303,549

Portfolio of Investments – continued

Issuer		Shares/Par	Value ($)
Bonds - continued
Conglomerates - 2.1%
Amsted Industries Co., 5%, 3/15/22 (n)		$2,335,000	$2,361,269
BC Mountain LLC, 7%, 2/01/21 (n)		1,270,000	1,047,750
DH Europe Finance S.A., 1%, 7/08/19	EUR	150,000	161,140
EnerSys, 5%, 4/30/23 (n)		$1,720,000	1,715,700
Enpro Industries, Inc., 5.875%, 9/15/22		1,485,000	1,474,011
Entegris, Inc., 6%, 4/01/22 (n)		1,575,000	1,603,728
General Electric Co., 1.25%, 5/26/23	EUR	100,000	106,870
Renaissance Acquisition, 6.875%, 8/15/21 (n)		$1,345,000	1,099,538
Silver II Borrower, 7.75%, 12/15/20 (n)		440,000	328,900
Smiths Group PLC, 1.25%, 4/28/23	EUR	325,000	329,914
Tyco International Finance S.A., 1.375%, 2/25/25	EUR	125,000	125,795

			$10,354,615
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21 (d)		$450,000	$114,750
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (d)(n)		853,000	204,720

			$319,470
Consumer Products - 0.8%
Elizabeth Arden, Inc., 7.375%, 3/15/21		$41,000	$28,085
Newell Rubbermaid, Inc., 4%, 12/01/24		400,000	398,018
Prestige Brands, Inc., 8.125%, 2/01/20		257,000	267,923
Prestige Brands, Inc., 5.375%, 12/15/21 (n)		1,050,000	1,013,250
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		250,000	255,982
Spectrum Brands, Inc., 6.375%, 11/15/20		1,025,000	1,096,750
Spectrum Brands, Inc., 6.125%, 12/15/24 (n)		170,000	177,225
Spectrum Brands, Inc., 5.75%, 7/15/25 (n)		460,000	474,375

			$3,711,608
Consumer Services - 1.9%
ADT Corp., 6.25%, 10/15/21		$2,155,000	$2,251,975
ADT Corp., 4.125%, 6/15/23		60,000	56,148
CEB, Inc., 5.625%, 6/15/23 (n)		900,000	906,750
Garda World Security Corp., 7.25%, 11/15/21 (n)		480,000	427,200
Garda World Security Corp., 7.25%, 11/15/21 (n)		660,000	587,400
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/22 (n)		800,000	779,200
Interval Acquisition Corp., 5.625%, 4/15/23 (n)		1,865,000	1,865,000
Monitronics International, Inc., 9.125%, 4/01/20		1,360,000	1,020,000
Priceline Group, Inc., 2.15%, 11/25/22	EUR	110,000	116,904
Priceline Group, Inc., 3.65%, 3/15/25		$166,000	162,789
Priceline Group, Inc., 1.8%, 3/03/27	EUR	100,000	94,332
Service Corp. International, 5.375%, 5/15/24		$873,000	914,468

			$9,182,166

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - 3.0%
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)		$2,195,000	$2,302,006
Ball Corp., 5%, 3/15/22		1,386,000	1,404,711
Ball Corp., 5.25%, 7/01/25		165,000	166,238
Berry Plastics Group, Inc., 5.5%, 5/15/22		1,025,000	1,035,250
Berry Plastics Group, Inc., 6%, 10/15/22 (n)		380,000	392,350
Crown American LLC, 4.5%, 1/15/23		1,454,000	1,437,643
Crown European Holdings S.A., 3.375%, 5/15/25 (z)	EUR	350,000	351,765
Multi-Color Corp., 6.125%, 12/01/22 (n)		$1,255,000	1,253,431
Reynolds Group, 9.875%, 8/15/19		123,000	127,613
Reynolds Group, 5.75%, 10/15/20		510,000	522,750
Reynolds Group, 8.25%, 2/15/21		2,145,000	2,150,363
Sealed Air Corp., 4.875%, 12/01/22 (n)		1,495,000	1,517,425
Sealed Air Corp., 4.5%, 9/15/23 (n)	EUR	225,000	249,016
Sealed Air Corp., 5.125%, 12/01/24 (n)		$390,000	398,775
Signode Industrial Group, 6.375%, 5/01/22 (n)		1,170,000	1,070,550

			$14,379,886
Defense Electronics - 0.0%
BAE Systems PLC, 4.125%, 6/08/22	GBP	150,000	$240,450

Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3.5%, 4/01/22		$173,000	$167,264
Avaya, Inc., 10.5%, 3/01/21 (n)		325,000	107,250

			$274,514
Electronics - 1.3%
Advanced Micro Devices, Inc., 6.75%, 3/01/19		$1,045,000	$775,913
Advanced Micro Devices, Inc., 7%, 7/01/24		575,000	385,607
Micron Technology, Inc., 5.875%, 2/15/22		675,000	678,868
Micron Technology, Inc., 5.5%, 2/01/25		935,000	867,213
NXP B.V., 5.75%, 3/15/23 (n)		1,730,000	1,788,388
Sensata Technologies B.V., 5.625%, 11/01/24 (n)		520,000	527,800
Sensata Technologies B.V., 5%, 10/01/25 (n)		835,000	789,075
Tyco Electronics Group S.A., 2.375%, 12/17/18		294,000	295,347
Tyco Electronics Group S.A., 1.1%, 3/01/23	EUR	350,000	362,766

			$6,470,977
Emerging Market Quasi-Sovereign - 1.6%
CNOOC Finance (2015) U.S.A. LLC, 3.5%, 5/05/25		$200,000	$192,935
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)		293,000	285,007
Comision Federal de Electricidad, 4.875%, 1/15/24		234,000	235,463
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29 (n)		819,000	810,810
Empresa Nacional del Petroleo, 4.375%, 10/30/24 (n)		200,000	198,032
Gaz Capital S.A., 4.95%, 2/06/28		383,000	338,059

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Kazakhstan Temir Zholy Co., 6.95%, 7/10/42 (n)		$967,000	$860,823
Majapahit Holding B.V., 7.25%, 6/28/17 (n)		591,000	627,938
Majapahit Holding B.V., 8%, 8/07/19 (n)		380,000	427,500
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)		250,000	250,000
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		351,000	350,825
ONGC Videsh Ltd., 4.625%, 7/15/24		511,000	524,777
Pemex Project Funding Master Trust, 5.75%, 3/01/18		642,000	679,063
Pertamina PT, 4.875%, 5/03/22 (n)		275,000	266,866
Pertamina PT, 6%, 5/03/42 (n)		318,000	269,890
Petroleos Mexicanos, 8%, 5/03/19		1,101,000	1,248,424
Petroleos Mexicanos, 4.875%, 1/24/22		246,000	246,738

			$7,813,150
Emerging Market Sovereign - 3.2%
Dominican Republic, 7.5%, 5/06/21 (n)		$548,000	$591,840
Dominican Republic, 5.875%, 4/18/24 (n)		121,000	121,908
Dominican Republic, 8.625%, 4/20/27		891,000	1,042,470
Republic of Angola, 7%, 8/16/19		451,875	446,263
Republic of Colombia, 8.125%, 5/21/24		1,025,000	1,257,163
Republic of Croatia, 5.5%, 4/04/23 (n)		2,108,000	2,173,875
Republic of Hungary, 5.375%, 2/21/23		672,000	738,494
Republic of Indonesia, 11.625%, 3/04/19 (n)		571,000	722,173
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	175,000	183,803
Republic of Indonesia, 3.375%, 4/15/23 (n)		$302,000	282,275
Republic of Indonesia, 4.125%, 1/15/25 (n)		342,000	330,923
Republic of Kazakhstan, 5.125%, 7/21/25 (n)		341,000	344,939
Republic of Panama, 3.75%, 3/16/25		204,000	201,450
Republic of Panama, 9.375%, 4/01/29		719,000	1,044,348
Republic of Paraguay, 6.1%, 8/11/44 (n)		550,000	537,625
Republic of Romania, 6.75%, 2/07/22 (n)		592,000	701,520
Republic of Slovakia, 4.375%, 5/21/22 (n)		688,000	766,900
Republic of Turkey, 3.25%, 3/23/23		633,000	581,727
Russian Federation, 4.875%, 9/16/23 (n)		400,000	416,920
United Mexican States, 6.5%, 6/10/21	MXN	38,500,000	2,428,064
United Mexican States, 3.625%, 3/15/22		$506,000	511,060

			$15,425,740
Energy - Independent - 3.7%
Afren PLC, 15%, 4/25/16 (d)(p)		$388,334	$270,914
Afren PLC, 10.25%, 4/08/19 (a)(d)(n)		463,000	6,945
Baytex Energy Corp., 5.625%, 6/01/24 (n)		1,250,000	1,021,875
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		760,000	596,600
Bonanza Creek Energy, Inc., 5.75%, 2/01/23		180,000	122,400
Chaparral Energy, Inc., 7.625%, 11/15/22		1,830,000	384,300

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Chesapeake Energy Corp., 5.75%, 3/15/23		$1,825,000	$775,625
Cimarex Energy Co., 4.375%, 6/01/24		133,000	131,366
Concho Resources, Inc., 6.5%, 1/15/22		825,000	841,500
Concho Resources, Inc., 5.5%, 4/01/23		1,155,000	1,126,125
EP Energy LLC, 9.375%, 5/01/20		795,000	675,750
EP Energy LLC, 7.75%, 9/01/22		2,360,000	1,852,600
Halcon Resources Corp., 8.875%, 5/15/21		1,000,000	305,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20		615,000	156,825
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21		1,668,000	350,280
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21		600,000	113,628
MEG Energy Corp., 6.5%, 3/15/21 (n)		1,495,000	1,285,700
MEG Energy Corp., 7%, 3/31/24 (n)		445,000	377,138
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)		1,018,000	839,850
Oasis Petroleum, Inc., 6.875%, 3/15/22		695,000	595,963
QEP Resources, Inc., 5.25%, 5/01/23		2,170,000	1,936,725
RSP Permian, Inc., 6.625%, 10/01/22		1,205,000	1,197,469
Sanchez Energy Corp., 6.125%, 1/15/23		1,430,000	983,125
SM Energy Co., 6.5%, 11/15/21		1,345,000	1,308,013
SM Energy Co., 6.125%, 11/15/22		645,000	617,588

			$17,873,304
Energy - Integrated - 0.5%
Chevron Corp., 3.326%, 11/17/25		$103,000	$104,633
Inkia Energy Ltd., 8.375%, 4/04/21		754,000	757,770
Listrindo Capital B.V., 6.95%, 2/21/19 (n)		200,000	206,141
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)		544,000	497,760
LUKOIL International Finance B.V., 4.563%, 4/24/23		200,000	183,000
Pacific Exploration and Production Corp., 7.25%, 12/12/21 (n)		1,107,000	345,938
Pacific Exploration and Production Corp., 5.125%, 3/28/23 (n)		201,000	59,295
Pacific Exploration and Production Corp., 5.625%, 1/19/25 (n)		173,000	51,900
TOTAL S.A., 2.625% to 2/26/25, FRN to 12/29/49	EUR	200,000	195,176

			$2,401,613
Entertainment - 1.5%
Carmike Cinemas, Inc., 6%, 6/15/23 (n)		$650,000	$669,500
Carnival Corp., 1.2%, 2/05/16		370,000	370,286
Carnival Corp., 1.875%, 11/07/22	EUR	230,000	243,639
Cedar Fair LP, 5.25%, 3/15/21		$1,215,000	1,245,375
Cedar Fair LP, 5.375%, 6/01/24		405,000	411,075
Cinemark USA, Inc., 5.125%, 12/15/22		1,430,000	1,430,000
Cinemark USA, Inc., 4.875%, 6/01/23		780,000	764,400
NCL Corp. Ltd., 5.25%, 11/15/19 (n)		815,000	837,413
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)		1,255,000	1,284,744

			$7,256,432

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - 4.4%
Aircastle Ltd., 4.625%, 12/15/18		$130,000	$133,900
Aircastle Ltd., 5.125%, 3/15/21		1,470,000	1,530,638
Aircastle Ltd., 5.5%, 2/15/22		870,000	911,325
Aviation Capital Group, 6.75%, 4/06/21 (n)		540,000	608,850
CIT Group, Inc., 5.25%, 3/15/18		1,520,000	1,577,000
CIT Group, Inc., 6.625%, 4/01/18 (n)		1,305,000	1,391,456
CIT Group, Inc., 5.5%, 2/15/19 (n)		1,560,000	1,634,100
CIT Group, Inc., 3.875%, 2/19/19		566,000	566,708
CIT Group, Inc., 5%, 8/15/22		745,000	760,831
Credit Acceptance Co., 7.375%, 3/15/23 (n)		1,180,000	1,191,800
GE Capital International Funding Co., 3.373%, 11/15/25 (n)		558,000	564,436
General Electric Capital Corp., 3.1%, 1/09/23		215,000	219,942
Icahn Enterprises LP, 6%, 8/01/20		700,000	720,125
Icahn Enterprises LP, 5.875%, 2/01/22		1,560,000	1,584,383
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18		615,000	598,088
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20		2,310,000	2,240,700
Navient Corp., 5.875%, 3/25/21		405,000	370,575
PHH Corp., 6.375%, 8/15/21		910,000	823,550
SLM Corp., 8%, 3/25/20		1,135,000	1,152,025
SLM Corp., 7.25%, 1/25/22		2,235,000	2,123,250
SLM Corp., 6.125%, 3/25/24		515,000	444,188

			$21,147,870
Food & Beverages - 1.4%
Anheuser-Busch InBev S.A., 6.875%, 11/15/19		$300,000	$349,061
Coca-Cola Co., 0.75%, 3/09/23	EUR	175,000	181,946
Coca-Cola Co., 1.125%, 3/09/27	EUR	125,000	125,212
Coca-Cola Enterprises, Inc., 1.875%, 3/18/30	EUR	200,000	191,722
Darling Ingredients, Inc., 5.375%, 1/15/22		$795,000	779,100
Gruma S.A.B. de C.V., 4.875%, 12/01/24 (n)		202,000	209,323
J.M. Smucker Co., 2.5%, 3/15/20		365,000	364,306
J.M. Smucker Co., 4.375%, 3/15/45		70,000	68,293
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (n)		85,000	81,048
Kraft Heinz Co., 5%, 7/15/35 (n)		102,000	105,320
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)		202,000	205,256
Mead Johnson Nutrition Co., 3%, 11/15/20		287,000	286,866
Minerva Luxembourg S.A., 7.75%, 1/31/23 (n)		204,000	199,410
Mondelez International, Inc., 2.375%, 3/06/35	EUR	100,000	94,357
PepsiCo, Inc., 2.15%, 10/14/20		$858,000	856,740
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)		1,890,000	1,951,425
Tyson Foods, Inc., 6.6%, 4/01/16		412,000	419,540
Tyson Foods, Inc., 5.15%, 8/15/44		81,000	84,727
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		107,000	109,086
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		300,000	308,515

			$6,971,253

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Drug Stores - 0.5%
CVS Health Corp., 3.375%, 8/12/24		$340,000	$341,272
CVS Health Corp., 4.875%, 7/20/35		121,000	126,423
CVS Health Corp., 5.75%, 6/01/17		155,000	164,949
CVS Health Corp., 3.5%, 7/20/22		750,000	770,252
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		333,000	333,823
Walgreens Boots Alliance, Inc., 2.875%, 11/20/20	GBP	150,000	224,861
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34		$326,000	300,034

			$2,261,614
Forest & Paper Products - 0.2%
Appvion, Inc., 9%, 6/01/20 (n)		$595,000	$208,250
International Paper Co., 6%, 11/15/41		185,000	197,854
Smurfit Kappa Acquisitions, 2.75%, 2/01/25 (z)	EUR	275,000	286,759
Tembec Industries, Inc., 9%, 12/15/19 (n)		$475,000	358,625

			$1,051,488
Gaming & Lodging - 2.2%
Boyd Gaming Corp., 6.875%, 5/15/23		$79,000	$82,654
CCM Merger, Inc., 9.125%, 5/01/19 (n)		1,055,000	1,107,750
Eldorado Resorts, Inc., 7%, 8/01/23 (n)		265,000	266,159
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23		925,000	918,063
Greektown Holdings LLC, 8.875%, 3/15/19 (n)		1,025,000	1,053,188
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21		1,890,000	1,967,868
Isle of Capri Casinos, Inc., 8.875%, 6/15/20		300,000	321,000
Isle of Capri Casinos, Inc., 5.875%, 3/15/21		1,070,000	1,115,475
MGM Resorts International, 6.625%, 12/15/21		745,000	776,663
MGM Resorts International, 6%, 3/15/23		1,205,000	1,193,703
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21		1,415,000	1,439,763
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/23		345,000	348,450

			$10,590,736
Industrial - 1.0%
Anixter, Inc., 5.125%, 10/01/21		$765,000	$776,475
Dematic S.A., 7.75%, 12/15/20 (n)		1,515,000	1,564,238
Howard Hughes Corp., 6.875%, 10/01/21 (n)		1,790,000	1,830,275
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)		590,000	610,650

			$4,781,638
Insurance - 0.4%
Allianz SE, 2.241%, 7/07/45	EUR	300,000	$299,745
American International Group, Inc., 3.75%, 7/10/25		$400,000	400,552
American International Group, Inc., 4.875%, 6/01/22		187,000	203,964
Aviva PLC, 3.375%, 12/04/45	EUR	260,000	267,194

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - continued
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	200,000	$240,610
Delta Lloyd N.V., FRN, 9%, 8/29/42	EUR	150,000	196,122
Unum Group, 7.125%, 9/30/16		$500,000	522,569

			$2,130,756
Insurance - Health - 0.1%
UnitedHealth Group, Inc., 2.7%, 7/15/20		$528,000	$537,297

Insurance - Property & Casualty - 0.4%
ACE INA Holdings, Inc., 2.3%, 11/03/20		$95,000	$94,369
ACE INA Holdings, Inc., 2.875%, 11/03/22		221,000	219,666
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	100,000	153,622
Berkshire Hathaway, Inc., 1.625%, 3/16/35	EUR	150,000	136,825
Berkshire Hathaway, Inc., 4.5%, 2/11/43		$250,000	251,942
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		159,000	158,453
QBE Capital Funding III Ltd., 7.5% to 5/24/21, FRN to 5/24/41	GBP	200,000	331,116
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)		$627,000	642,675

			$1,988,668
International Market Quasi-Sovereign - 0.0%
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/49	GBP	100,000	$148,351

International Market Sovereign - 10.8%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	4,365,000	$3,698,597
Commonwealth of Australia, 3.75%, 4/21/37	AUD	600,000	453,763
Federal Republic of Germany, 6.25%, 1/04/30	EUR	442,000	807,431
Federal Republic of Germany, 2.5%, 7/04/44	EUR	120,000	163,474
Government of Canada, 3.25%, 6/01/21	CAD	187,000	156,432
Government of Canada, 2.75%, 6/01/22	CAD	4,200,000	3,444,349
Government of Canada, 2.5%, 6/01/24	CAD	400,000	324,115
Government of Canada, 5.75%, 6/01/33	CAD	948,000	1,079,923
Government of Japan, 1.1%, 6/20/20	JPY	688,450,000	5,862,507
Government of Japan, 2.1%, 9/20/24	JPY	262,600,000	2,480,727
Government of Japan, 2.2%, 9/20/27	JPY	392,000,000	3,824,245
Government of Japan, 1.8%, 3/20/43	JPY	81,000,000	729,724
Government of New Zealand, 5.5%, 4/15/23	NZD	2,369,000	1,791,935
Government of Norway, 3.75%, 5/25/21	NOK	31,200,000	4,115,339
Government of Norway, 3%, 3/14/24	NOK	2,445,000	317,464
Kingdom of Denmark, 3%, 11/15/21	DKK	1,392,000	230,336
Kingdom of Denmark, 1.5%, 11/15/23	DKK	4,119,000	631,832
Kingdom of Spain, 5.4%, 1/31/23	EUR	1,416,000	1,940,408
Kingdom of Spain, 5.5%, 7/30/17	EUR	599,000	690,971
Kingdom of Spain, 4.6%, 7/30/19	EUR	1,130,000	1,381,821
Kingdom of Sweden, 5%, 12/01/20	SEK	3,565,000	508,449

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of Sweden, 3.5%, 6/01/22	SEK	1,275,000	$175,598
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	335,000	543,733
Republic of France, 6%, 10/25/25	EUR	141,000	224,647
Republic of France, 4.75%, 4/25/35	EUR	468,000	762,899
Republic of Ireland, 4.5%, 4/18/20	EUR	222,000	280,332
Republic of Italy, 5.25%, 8/01/17	EUR	1,750,000	2,011,301
Republic of Italy, 3.75%, 3/01/21	EUR	4,042,000	4,973,083
Republic of Italy, 5.5%, 9/01/22	EUR	925,000	1,270,579
Republic of Portugal, 4.95%, 10/25/23	EUR	1,228,000	1,574,908
United Kingdom Treasury, 8%, 6/07/21	GBP	1,260,000	2,574,042
United Kingdom Treasury, 4.25%, 12/07/27	GBP	938,000	1,757,192
United Kingdom Treasury, 4.25%, 3/07/36	GBP	515,000	997,155
United Kingdom Treasury, 3.25%, 1/22/44	GBP	350,000	603,116

			$52,382,427
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/20	CAD	188,000	$139,279
Province of Manitoba, 4.15%, 6/03/20	CAD	166,000	138,431

			$277,710
Machinery & Tools - 1.0%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)		$1,185,000	$1,205,738
CNH Industrial Capital LLC, 4.375%, 11/06/20		640,000	620,800
H&E Equipment Services Co., 7%, 9/01/22		1,740,000	1,744,350
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)		1,200,000	738,000
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)		815,000	521,600

			$4,830,488
Major Banks - 3.0%
ABN AMRO North America Finance, Inc., 7.125%, 7/06/22	EUR	150,000	$200,870
Bank of America Corp., 7.625%, 6/01/19		$370,000	433,575
Bank of America Corp., 3.95%, 4/21/25		432,000	426,708
Bank of America Corp., FRN, 6.1%, 12/29/49		3,052,000	3,069,168
Barclays Bank PLC, 6%, 1/14/21	EUR	150,000	190,539
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	100,000	161,646
Credit Agricole S.A., 7.375%, 12/18/23	GBP	100,000	188,492
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 10/29/49	EUR	200,000	248,786
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$200,000	218,113
Goldman Sachs Group, Inc., 5.75%, 1/24/22		500,000	573,308
Goldman Sachs Group, Inc., 3.5%, 1/23/25		343,000	341,489
Huntington National Bank, 2.4%, 4/01/20		286,000	282,506
ING Bank N.V., 3.50% to 11/21/18, FRN to 11/21/23	EUR	250,000	280,650
JPMorgan Chase & Co., 6.3%, 4/23/19		$500,000	566,888
JPMorgan Chase & Co., 3.25%, 9/23/22		478,000	483,451

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 3.125%, 1/23/25		$301,000	$294,548
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		215,000	232,953
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49		2,320,000	2,328,630
Morgan Stanley, 6.625%, 4/01/18		391,000	432,807
Morgan Stanley, 2.2%, 12/07/18		238,000	239,625
Morgan Stanley, 3.95%, 4/23/27		229,000	223,823
Nationwide Building Society, 1.25%, 3/03/25	EUR	240,000	249,750
PNC Bank N.A., 2.6%, 7/21/20		$295,000	297,938
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	150,000	191,206
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/49		$1,040,000	1,083,368
Royal Bank of Scotland Group PLC, 8% to 2025, FRN to 12/29/49		200,000	211,000
Royal Bank of Scotland Group PLC, FRN, 3.625%, 3/25/24	EUR	250,000	272,962
Wells Fargo & Co., 3%, 2/19/25		$306,000	297,103
Wells Fargo & Co., 4.1%, 6/03/26		100,000	101,623
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/29/49		151,000	159,116
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		253,000	257,744

			$14,540,385
Medical & Health Technology & Services - 4.0%
Becton, Dickinson and Co., 2.675%, 12/15/19		$434,000	$439,382
Becton, Dickinson and Co., 3.734%, 12/15/24		97,000	98,762
CHS/Community Health Systems, Inc., 6.875%, 2/01/22		1,510,000	1,460,925
Davita Healthcare Partners, Inc., 5%, 5/01/25		1,115,000	1,070,400
Davita, Inc., 5.125%, 7/15/24		935,000	932,663
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)		32,000	32,760
HCA, Inc., 4.25%, 10/15/19		145,000	147,538
HCA, Inc., 7.5%, 2/15/22		2,160,000	2,413,800
HCA, Inc., 5.875%, 3/15/22		1,365,000	1,463,963
HCA, Inc., 5%, 3/15/24		690,000	695,175
HCA, Inc., 5.375%, 2/01/25		520,000	510,900
HCA, Inc., 5.875%, 2/15/26		415,000	420,706
HealthSouth Corp., 5.125%, 3/15/23		1,180,000	1,135,750
HealthSouth Corp., 5.75%, 11/01/24 (n)		640,000	617,600
Laboratory Corp. of America Holdings, 3.2%, 2/01/22		200,000	197,304
Laboratory Corp. of America Holdings, 4.7%, 2/01/45		310,000	283,440
LifePoint Hospitals, Inc., 5.5%, 12/01/21		1,440,000	1,440,000
McKesson Corp., 7.5%, 2/15/19		110,000	126,723
TeamHealth, Inc., 7.25%, 12/15/23 (n)		210,000	216,300
Tenet Healthcare Corp., 8%, 8/01/20		1,800,000	1,827,000
Tenet Healthcare Corp., 4.5%, 4/01/21		1,235,000	1,219,563
Tenet Healthcare Corp., 8.125%, 4/01/22		685,000	682,859
Tenet Healthcare Corp., 6.75%, 6/15/23		610,000	570,350

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Universal Health Services, Inc., 7.625%, 8/15/20		$1,325,000	$1,238,875

			$19,242,738
Medical Equipment - 1.0%
Alere, Inc., 6.375%, 7/01/23 (n)		$798,000	$807,975
DJO Finco, Inc., 8.125%, 6/15/21 (n)		865,000	778,500
Hologic, Inc., 5.25%, 7/15/22 (n)		1,065,000	1,107,600
Medtronic, Inc., 3.5%, 3/15/25		615,000	622,605
Teleflex, Inc., 5.25%, 6/15/24		1,220,000	1,223,050
Zimmer Holdings, Inc., 4.25%, 8/15/35		145,000	137,224
Zimmer Holdings, Inc., 4.45%, 8/15/45		91,000	84,235

			$4,761,189
Metals & Mining - 2.6%
Cameco Corp., 5.67%, 9/02/19	CAD	262,000	$217,781
Century Aluminum Co., 7.5%, 6/01/21 (n)		$915,000	704,550
Commercial Metals Co., 4.875%, 5/15/23		1,065,000	934,538
Consol Energy, Inc., 5.875%, 4/15/22		1,315,000	861,325
Consol Energy, Inc., 8%, 4/01/23 (n)		830,000	585,150
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)		1,575,000	1,031,625
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)		1,032,000	637,260
Glencore Finance (Europe) S.A., 6.5%, 2/27/19	GBP	50,000	72,329
Glencore Finance (Europe) S.A., 1.25%, 3/17/21	EUR	330,000	257,138
GrafTech International Co., 6.375%, 11/15/20		$1,235,000	592,800
Hudbay Minerals, Inc., 9.5%, 10/01/20		880,000	693,000
Kinross Gold Corp., 5.95%, 3/15/24		296,000	233,266
Lundin Mining Corp., 7.5%, 11/01/20 (n)		455,000	443,056
Lundin Mining Corp., 7.875%, 11/01/22 (n)		805,000	766,763
Plains Exploration & Production Co., 6.875%, 2/15/23		296,000	239,760
Southern Copper Corp., 5.25%, 11/08/42		250,000	186,465
Southern Copper Corp., 5.875%, 4/23/45		238,000	189,296
Steel Dynamics, Inc., 5.125%, 10/01/21		430,000	418,175
Steel Dynamics, Inc., 5.25%, 4/15/23		995,000	955,200
Steel Dynamics, Inc., 5.5%, 10/01/24		430,000	410,650
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)		380,000	300,200
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)		910,000	718,900
Suncoke Energy, Inc., 7.625%, 8/01/19		127,000	128,270
TMS International Corp., 7.625%, 10/15/21 (n)		675,000	594,000
Xstrata Finance (Canada) Ltd., 5.25%, 6/13/17	EUR	200,000	210,786

			$12,382,283

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - 4.6%
Access Midstream Partner LP, 4.875%, 3/15/24		$100,000	$87,271
AmeriGas Finance LLC, 6.75%, 5/20/20		1,810,000	1,857,820
APT Pipelines Ltd., 5%, 3/23/35 (n)		280,000	254,328
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)		840,000	747,600
Crestwood Midstream Partners LP, 6%, 12/15/20		1,035,000	897,863
Crestwood Midstream Partners LP, 6.125%, 3/01/22		505,000	431,775
Dominion Gas Holdings LLC, 2.8%, 11/15/20		270,000	270,797
El Paso Corp., 7.75%, 1/15/32		2,311,000	2,248,430
Energy Transfer Equity LP, 7.5%, 10/15/20		1,600,000	1,672,000
Energy Transfer Partners LP, 3.6%, 2/01/23		300,000	261,172
Energy Transfer Partners LP, 5.15%, 3/15/45		280,000	211,705
Enterprise Products Operating LLC, 1.65%, 5/07/18		296,000	292,162
Enterprise Products Operating LLC, 4.85%, 3/15/44		74,000	65,184
Enterprise Products Partners LP, 6.3%, 9/15/17		180,000	193,407
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21		1,165,000	1,048,500
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22		1,250,000	1,125,000
Kinder Morgan Energy Partners LP, 5.3%, 9/15/20		370,000	364,905
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		140,000	104,880
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR	125,000	104,097
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23		$665,000	628,425
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23		1,150,000	1,020,625
Pembina Pipeline Corp., 4.81%, 3/25/44	CAD	306,000	216,018
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21		$1,305,000	1,262,588
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23		1,755,000	1,618,988
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		575,000	530,438
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)		1,074,000	985,395
Spectra Energy Capital LLC, 8%, 10/01/19		250,000	286,029
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21		530,000	503,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22		925,000	795,500
Sunoco Logistics Partners LP, 5.3%, 4/01/44		158,000	122,377
Targa Resources Partners LP/Targa Resources Finance Corp., 5%, 1/15/18 (n)		345,000	338,963
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19		1,050,000	984,375
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/23		410,000	372,075
Williams Cos., Inc., 3.7%, 1/15/23		450,000	361,977

			$22,266,169

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - 1.4%
Fannie Mae, 6%, 7/01/16 - 2/01/37		$172,322	$191,042
Fannie Mae, 5.5%, 9/01/19 - 7/01/35		573,829	625,374
Fannie Mae, 6.5%, 4/01/32 - 1/01/33		65,233	76,145
Fannie Mae, FRN, 0.478%, 5/25/18		5,871,679	5,863,769
Freddie Mac, 6%, 8/01/34		99,245	113,568

			$6,869,898
Natural Gas - Distribution - 0.1%
GNL Quintero S.A., 4.634%, 7/31/29 (n)		$523,000	$507,177

Network & Telecom - 1.7%
AT&T, Inc., 2.45%, 6/30/20		$277,000	$274,331
AT&T, Inc., 4.75%, 5/15/46		235,000	220,136
British Telecom PLC, 5.75%, 12/07/28	GBP	150,000	276,790
Centurylink, Inc., 6.45%, 6/15/21		$550,000	536,536
Centurylink, Inc., 7.65%, 3/15/42		960,000	772,800
Citizens Communications Co., 9%, 8/15/31		1,135,000	953,400
Columbus International, Inc., 7.375%, 3/30/21 (n)		200,000	210,750
Frontier Communications Corp., 8.125%, 10/01/18		470,000	491,738
Frontier Communications Corp., 6.25%, 9/15/21		315,000	269,719
Frontier Communications Corp., 7.125%, 1/15/23		425,000	358,063
OTE PLC, 3.5%, 7/09/20	EUR	260,000	263,745
Telecom Italia Capital, 6%, 9/30/34		$305,000	286,706
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	85,000	120,447
Telecom Italia S.p.A., 5.375%, 1/29/19	EUR	200,000	239,373
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)		$1,200,000	1,220,700
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22		517,000	485,334
Verizon Communications, Inc., 4.5%, 9/15/20		503,000	546,106
Verizon Communications, Inc., 5.15%, 9/15/23		250,000	279,460
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	225,000	243,684
Verizon Communications, Inc., 6.4%, 9/15/33		$300,000	349,869

			$8,399,687
Oil Services - 0.9%
Bristow Group, Inc., 6.25%, 10/15/22		$2,348,000	$2,031,020
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)		964,997	303,974
Pacific Drilling S.A., 5.375%, 6/01/20 (n)		1,160,000	594,500
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		1,390,000	754,075
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)		780,000	561,600

			$4,245,169
Oils - 0.4%
CITGO Holding, Inc., 10.75%, 2/15/20 (n)		$715,000	$718,575
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)		1,145,000	1,124,963

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oils - continued
Valero Energy Corp., 4.9%, 3/15/45		$232,000	$208,891

			$2,052,429
Other Banks & Diversified Financials - 1.8%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$1,036,000	$1,086,246
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/24 (n)		310,000	295,585
Banco Popolare Societa Cooperativa, 3.5%, 3/14/19	EUR	320,000	352,273
Bankia S.A., 3.5%, 1/17/19	EUR	200,000	223,967
Banque Federative du Credit Mutuel S.A., 3%, 5/21/24	EUR	200,000	223,773
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)		$900,000	973,125
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		1,004,000	1,103,396
CaixaBank S.A., 5% to 9/04/18, FRN to 11/14/23	EUR	200,000	221,769
Capital One Bank (USA) N.A., 3.375%, 2/15/23		$384,000	379,256
Capital One Financial Corp., 2.35%, 8/17/18		806,000	806,306
Discover Bank, 7%, 4/15/20		250,000	286,097
Discover Bank, 4.25%, 3/13/26		148,000	149,732
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		1,513,000	1,957,444
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 1/28/21		516,000	534,318
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	100,000	167,159

			$8,760,446
Pharmaceuticals - 2.6%
AbbVie, Inc., 1.75%, 11/06/17		$300,000	$301,043
AbbVie, Inc., 2.5%, 5/14/20		717,000	712,177
Actavis Funding SCS, 3.8%, 3/15/25		256,000	257,981
Actavis Funding SCS, 4.85%, 6/15/44		52,000	52,110
Bayer AG, 3.00% to 7/01/20, FRN to 7/01/75	EUR	215,000	230,929
Biogen, Inc., 5.2%, 9/15/45		$279,000	280,129
Celgene Corp., 1.9%, 8/15/17		400,000	401,926
Celgene Corp., 2.875%, 8/15/20		524,000	526,228
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)		310,000	298,375
Endo Finance LLC/Endo Finco, Inc., 7.75%, 1/15/22 (n)		1,690,000	1,702,675
Endo Finance LLC/Endo Finco, Inc., 6%, 2/01/25 (n)		450,000	427,500
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		496,000	523,147
Gilead Sciences, Inc., 2.35%, 2/01/20		52,000	52,335
Gilead Sciences, Inc., 3.7%, 4/01/24		268,000	275,525
Gilead Sciences, Inc., 4.75%, 3/01/46		203,000	206,231
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		1,085,000	960,225
Mallinckrodt International Finance S.A., 5.5%, 4/15/25 (n)		280,000	237,300
Mylan, Inc., 2.55%, 3/28/19		265,000	259,833
Perrigo Finance PLC, 3.5%, 12/15/21		281,000	275,986

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		$1,540,000	$1,432,200
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		1,692,000	1,531,260
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/23 (n)		260,000	222,950
Vantage Point Imaging, 7.5%, 7/15/21 (n)		525,000	496,167
VRX Escrow Corp., 5.875%, 5/15/23 (n)		1,035,000	895,275
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		200,000	200,310

			$12,759,817
Precious Metals & Minerals - 0.6%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$910,000	$850,850
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		1,980,000	1,824,075

			$2,674,925
Printing & Publishing - 1.1%
American Media, Inc., 13.5%, 6/15/18 (z)		$11,911	$12,045
Gannett Co., Inc., 5.125%, 7/15/20		260,000	269,750
Gannett Co., Inc., 4.875%, 9/15/21 (n)		430,000	432,150
Gannett Co., Inc., 6.375%, 10/15/23		1,385,000	1,464,638
Moody’s Corp., 4.875%, 2/15/24		200,000	214,430
Nielsen Finance LLC, 5%, 4/15/22 (n)		1,680,000	1,669,500
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24		1,000,000	1,030,000
Outfront Media Cap LLC, 5.625%, 2/15/24 (n)		70,000	72,275

			$5,164,788
Railroad & Shipping - 0.1%
Union Pacific Corp., 3.875%, 2/01/55		$400,000	$356,539

Real Estate - Apartment - 0.1%
Deutsche Annington Finance B.V., FRN, 4.625%, 4/08/74	EUR	200,000	$217,569
Deutsche Annington Immobilien SE, 2.125%, 7/09/22	EUR	225,000	245,496

			$463,065
Real Estate - Healthcare - 0.4%
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21		$680,000	$708,900
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22		1,115,000	1,159,600

			$1,868,500
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$250,000	$243,924

Real Estate - Other - 0.5%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21		$1,010,000	$1,044,088
Felcor Lodging LP, REIT, 5.625%, 3/01/23		1,240,000	1,280,300

			$2,324,388

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Retail - 0.1%
Hammerson PLC, REIT, 2.75%, 9/26/19	EUR	100,000	$113,113
Simon Property Group, Inc., REIT, 10.35%, 4/01/19		$360,000	445,072

			$558,185
Restaurants - 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43		$155,000	$121,703

Retailers - 1.8%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44		$145,000	$125,496
Best Buy Co., Inc., 5.5%, 3/15/21		1,785,000	1,860,863
Bon Ton Stores, Inc., 8%, 6/15/21		254,000	72,390
Dollar General Corp., 4.125%, 7/15/17		400,000	412,840
Dollar General Corp., 3.25%, 4/15/23		98,000	93,818
Dollar General Corp., 4.15%, 11/01/25		153,000	151,058
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/21 (n)		726,000	664,290
Family Tree Escrow LLC, 5.75%, 3/01/23 (n)		1,600,000	1,660,000
Gap, Inc., 5.95%, 4/12/21		300,000	314,316
Home Depot, Inc., 4.875%, 2/15/44		200,000	221,560
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)		610,000	420,900
L Brands, Inc., 6.875%, 11/01/35 (n)		75,000	76,875
Marks & Spencer Group PLC, 4.75%, 6/12/25	GBP	100,000	164,782
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)		$680,000	606,900
Rite Aid Corp., 9.25%, 3/15/20		515,000	550,406
Rite Aid Corp., 6.75%, 6/15/21		385,000	410,025
Rite Aid Corp., 6.125%, 4/01/23 (n)		485,000	514,100
Sally Beauty Holdings, Inc., 5.625%, 12/01/25		340,000	344,675

			$8,665,294
Specialty Chemicals - 0.7%
Chemtura Corp., 5.75%, 7/15/21		$1,890,000	$1,899,450
Ecolab, Inc., 2.625%, 7/08/25	EUR	100,000	112,699
Univar USA, Inc., 6.75%, 7/15/23 (n)		$1,195,000	1,154,669

			$3,166,818
Specialty Stores - 0.9%
Argos Merger Sub, Inc., 7.125%, 3/15/23 (n)		$1,065,000	$1,072,988
Group 1 Automotive, Inc., 5%, 6/01/22		1,400,000	1,396,500
Michaels Stores, Inc., 5.875%, 12/15/20 (n)		1,120,000	1,146,600
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		769,000	784,380

			$4,400,468

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supermarkets - 0.1%
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	262,000	$217,920
William Morrison Supermarkets PLC, 3.5%, 7/27/26	GBP	100,000	137,599

			$355,519
Supranational - 1.7%
European Investment Bank, 1.75%, 3/15/17		$8,000,000	$8,083,528
International Bank for Reconstruction and Development, 4.25%, 6/24/25	AUD	210,000	163,537
International Finance Corp., 3.25%, 7/22/19	AUD	305,000	224,926

			$8,471,991
Telecommunications - Wireless - 4.3%
America Movil S.A.B. de C.V., 1%, 6/04/18	EUR	100,000	$106,950
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	200,000	256,465
American Tower Corp., REIT, 3.5%, 1/31/23		$465,000	454,150
Bharti Airtel International B.V., 3.375%, 5/20/21 (n)	EUR	100,000	111,406
Bharti Airtel Ltd., 4.375%, 6/10/25 (z)		$395,000	389,723
Crown Castle International Corp., 4.875%, 4/15/22		385,000	393,663
Crown Castle International Corp., 5.25%, 1/15/23		1,200,000	1,243,500
Digicel Group Ltd., 8.25%, 9/30/20 (n)		1,253,000	1,088,544
Digicel Group Ltd., 6%, 4/15/21 (n)		680,000	606,900
Digicel Group Ltd., 7.125%, 4/01/22 (n)		425,000	342,427
Digicel Group Ltd., 6.75%, 3/01/23 (n)		1,350,000	1,190,970
Eileme 2 AB, 11.625%, 1/31/20 (n)		765,000	817,938
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)		390,000	360,750
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		205,000	198,338
MTS International Funding Ltd., 5%, 5/30/23 (n)		488,000	455,060
SBA Tower Trust, 2.898%, 10/15/44 (n)		220,000	217,834
Sprint Capital Corp., 6.875%, 11/15/28		1,625,000	1,170,000
Sprint Corp., 7.875%, 9/15/23		1,210,000	974,050
Sprint Corp., 7.125%, 6/15/24		1,655,000	1,266,075
Sprint Corp., 7%, 8/15/20		165,000	136,950
Sprint Nextel Corp., 9%, 11/15/18 (n)		880,000	950,400
Sprint Nextel Corp., 6%, 11/15/22		830,000	622,500
T-Mobile USA, Inc., 6.125%, 1/15/22		135,000	137,769
T-Mobile USA, Inc., 6.5%, 1/15/24		615,000	619,613
T-Mobile USA, Inc., 6.464%, 4/28/19		235,000	241,463
T-Mobile USA, Inc., 6.25%, 4/01/21		2,590,000	2,654,750
T-Mobile USA, Inc., 6.633%, 4/28/21		515,000	532,381
T-Mobile USA, Inc., 6.5%, 1/15/26		775,000	774,031
Wind Acquisition Finance S.A., 4%, 7/15/20 (n)	EUR	200,000	213,951
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)		$870,000	867,825
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)		1,550,000	1,495,750

			$20,892,126

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telephone Services - 0.8%
B Communications Ltd., 7.375%, 2/15/21 (n)		$1,821,000	$1,975,785
Level 3 Financing, Inc., 5.375%, 1/15/24 (n)		340,000	340,425
Level 3 Financing, Inc., 5.375%, 5/01/25 (n)		1,270,000	1,262,063
TELUS Corp., 5.05%, 7/23/20	CAD	265,000	221,418

			$3,799,691
Tobacco - 0.3%
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)		$455,000	$463,113
Philip Morris International, Inc., 4.875%, 11/15/43		174,000	185,972
Reynolds American, Inc., 8.125%, 6/23/19 (n)		92,000	108,450
Reynolds American, Inc., 6.75%, 6/15/17		400,000	429,589
Reynolds American, Inc., 3.25%, 6/12/20		75,000	76,817
Reynolds American, Inc., 4.45%, 6/12/25		98,000	102,885
Reynolds American, Inc., 5.7%, 8/15/35		118,000	129,613

			$1,496,439
Transportation - Services - 1.4%
ERAC USA Finance LLC, 6.375%, 10/15/17 (n)		$400,000	$432,348
ERAC USA Finance LLC, 7%, 10/15/37 (n)		250,000	306,701
Heathrow Funding Ltd., 4.625%, 10/31/48	GBP	100,000	167,480
HIT Finance B.V., 4.875%, 10/27/21	EUR	150,000	190,120
Jack Cooper Holdings Corp., 10.25%, 6/01/20 (n)		$1,140,000	1,003,200
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)		1,349,000	1,261,315
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)		1,130,000	847,500
Stagecoach Group PLC, 4%, 9/29/25	GBP	300,000	459,434
Stena AB, 7%, 2/01/24 (n)		$1,770,000	1,544,325
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)		670,000	536,000
Topaz Marine S.A., 8.625%, 11/01/18 (n)		208,000	193,864

			$6,942,287
U.S. Government Agencies and Equivalents - 2.7%
Fannie Mae, 1.125%, 4/27/17		$8,000,000	$8,032,344
Freddie Mac, 0.875%, 2/22/17		5,000,000	5,006,325

			$13,038,669
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bonds, 5.375%, 2/15/31		$286,200	$389,869
U.S. Treasury Bonds, 4.5%, 2/15/36		95,000	122,331
U.S. Treasury Bonds, 4.75%, 2/15/37 (f)		3,042,200	4,050,759
U.S. Treasury Bonds, 3.125%, 2/15/43 (f)		2,920,000	3,000,414

			$7,563,373
Utilities - Electric Power - 2.4%
AES Gener S.A., 5%, 7/14/25 (z)		$207,000	$202,371
American Electric Power Co., Inc., 1.65%, 12/15/17		185,000	183,664

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Calpine Corp., 5.375%, 1/15/23		$350,000	$326,375
Calpine Corp., 5.5%, 2/01/24		565,000	524,744
CMS Energy Corp., 3.875%, 3/01/24		250,000	256,987
Covanta Holding Corp., 7.25%, 12/01/20		1,830,000	1,906,597
Covanta Holding Corp., 6.375%, 10/01/22		310,000	321,625
Covanta Holding Corp., 5.875%, 3/01/24		340,000	332,775
Dominion Resources, Inc., 2.5%, 12/01/19		250,000	249,663
E.CL S.A., 5.625%, 1/15/21		757,000	824,839
E.CL S.A., 4.5%, 1/29/25 (n)		512,000	507,586
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	50,000	92,546
EDP Finance B.V., 5.25%, 1/14/21 (n)		$200,000	207,612
EDP Finance B.V., 4.125%, 1/20/21	EUR	150,000	174,370
Empresa Electrica Angamos S.A., 4.875%, 5/25/29 (n)		$319,000	287,141
Enel Finance International N.V., 4.875%, 3/11/20	EUR	200,000	248,828
Enel S.p.A., 6.25%, 6/20/19	GBP	100,000	171,382
Enel S.p.A., 6.625% to 9/15/2021, FRN to 9/15/76	GBP	130,000	204,506
Greenko Dutch B.V., 8%, 8/01/19 (n)		$378,000	399,327
NRG Energy, Inc., 8.25%, 9/01/20		1,085,000	1,117,550
NRG Energy, Inc., 6.25%, 7/15/22		115,000	106,375
NRG Energy, Inc., 6.625%, 3/15/23		1,805,000	1,660,600
PG&E Corp., 2.4%, 3/01/19		166,000	166,417
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		250,000	275,095
Southern Electric Power Co. Ltd., 4.625%, 2/20/37	GBP	100,000	166,629
TerraForm Power Operating LLC, 6.125%, 6/15/25 (n)		$1,080,000	766,800

			$11,682,404
Total Bonds (Identified Cost, $576,834,320)			$534,574,379

Floating Rate Loans (g)(r) - 1.1%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20		$538,103	$524,874

Cable TV - 0.0%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19		$79,057	$78,125

Conglomerates - 0.0%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21		$105,097	$104,527

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 3.75%, 3/05/20		$306,313	$305,260

Containers - 0.1%
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		$325,291	$321,180

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Electronics - 0.2%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21	$792,846	$789,542

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan, 3.75%, 3/31/20	$457,216	$427,742

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$327,318	$327,625

Gaming & Lodging - 0.0%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/20	$106,979	$106,459

Medical & Health Technology & Services - 0.2%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/21	$942,293	$937,581

Printing & Publishing - 0.0%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/21	$90,106	$89,168

Retailers - 0.0%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/21	$44,587	$44,601

Transportation - Services - 0.2%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/20	$1,268,829	$1,218,076

Utilities - Electric Power - 0.0%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/20	$121,892	$116,762
Total Floating Rate Loans (Identified Cost, $5,440,749)		$5,391,522

Common Stocks - 0.2%
Automotive - 0.0%
Accuride Corp. (a)	12,648	$32,632

Special Products & Services - 0.2%
iShares iBoxx $ High Yield Corporate Bond ETF	12,200	$1,013,210
Total Common Stocks (Identified Cost, $1,325,407)		$1,045,842

Money Market Funds - 6.8%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	33,059,493	$33,059,493
Total Investments (Identified Cost, $616,659,969)		$574,071,236

Other Assets, Less Liabilities - (18.6)%		(90,034,473)
Net Assets - 100.0%		$484,036,763

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $168,031,673, representing 34.7% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Afren PLC, 15.00%, 4/25/16	$—	$14,206
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	71,663	—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	30,762	—
Total	$102,425	$14,206

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AES Gener S.A., 5%, 7/14/25	7/09/15	$206,140	$202,371
American Media, Inc., 13.5%, 6/15/18	12/22/10	11,997	12,045
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.794%, 12/28/40	3/01/06	618,145	494,751
Bharti Airtel Ltd., 4.375%, 6/10/25	6/03/15	392,356	389,723
Crown European Holdings S.A., 3.375%, 5/15/25	4/28/15	384,073	351,765
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25	9/26/14	712,489	707,687
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	237,685	183,803
Smurfit Kappa Acquisitions, 2.75%, 2/01/25	2/11/15	310,613	286,759
Total Restricted Securities			$2,628,904
% of Net assets			0.5%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 11/30/15

Forward Foreign Currency Exchange Contracts at 11/30/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Goldman Sachs International	3,684,000	1/15/16	$2,613,448	$2,658,218	$44,770
BUY	AUD	Westpac Banking Corp.	690,011	1/15/16	489,436	497,882	8,446
SELL	AUD	Goldman Sachs International	3,417,000	1/15/16	2,466,655	2,465,563	1,092
SELL	CAD	Goldman Sachs International	3,170,000	1/15/16	2,375,968	2,373,707	2,261
SELL	CAD	Merrill Lynch International	11,335,772	1/15/16	8,646,628	8,488,266	158,362
SELL	DKK	Goldman Sachs International	6,145,566	1/15/16	930,296	872,018	58,278
SELL	EUR	BNP Paribas S.A.	149,234	1/15/16	158,440	157,894	546
SELL	EUR	Citibank N.A.	432,810	1/15/16	466,145	457,926	8,219
SELL	EUR	Deutsche Bank AG	673,488	1/15/16	752,639	712,570	40,069

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Goldman Sachs International	34,844,046	1/15/16	$39,236,580	$36,865,982	$2,370,598
SELL	EUR	Merrill Lynch International	972,000	1/15/16	1,068,477	1,028,404	40,073
SELL	GBP	Barclays Bank PLC	206,000	1/15/16	311,347	310,311	1,036
SELL	GBP	BNP Paribas S.A.	2,792,182	1/15/16	4,248,786	4,206,046	42,740
SELL	GBP	Goldman Sachs International	1,820,408	1/15/16	2,761,025	2,742,200	18,825
SELL	GBP	JPMorgan Chase Bank N.A.	1,572,000	1/15/16	2,408,494	2,368,006	40,488
SELL	GBP	Merrill Lynch International	316,000	1/15/16	483,827	476,011	7,816
SELL	JPY	Credit Suisse Group	1,597,400,101	1/15/16	13,345,086	12,996,112	348,974
BUY	MYR	BNP Paribas S.A.	235,000	12/21/15	53,743	55,038	1,295
SELL	NOK	Goldman Sachs International	39,629,594	1/15/16	4,762,640	4,557,550	205,090
BUY	NZD	Goldman Sachs International	1,706,772	1/15/16	1,103,788	1,120,170	16,382
BUY	NZD	Westpac Banking Corp.	2,452,963	1/15/16	1,592,783	1,609,903	17,120
SELL	NZD	JPMorgan Chase Bank N.A.	3,500,000	1/15/16	2,324,414	2,297,083	27,331
SELL	NZD	Westpac Banking Corp.	7,048,563	1/15/16	4,644,474	4,626,037	18,437
SELL	SEK	Goldman Sachs International	5,674,668	1/15/16	689,816	651,717	38,099
BUY	SGD	Barclays Bank PLC	40,141	1/15/16	28,177	28,417	240
BUY	THB	JPMorgan Chase Bank N.A.	29,000	1/25/16	807	808	1

							$3,516,588

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	7,254,189	1/15/16	$5,211,119	$5,234,316	$(23,197)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	CAD	Goldman Sachs International	2,567,799	1/15/16	$1,966,777	$1,922,777	$(44,000)
BUY	CAD	Merrill Lynch International	3,500,000	1/15/16	2,654,339	2,620,812	(33,527)
BUY	CHF	UBS AG	15,082	1/15/16	15,538	14,707	(831)
BUY	EUR	Barclays Bank PLC	727,000	1/15/16	826,848	769,186	(57,662)
BUY	EUR	Goldman Sachs International	2,179,447	1/15/16	2,410,458	2,305,917	(104,541)
BUY	EUR	JPMorgan Chase Bank N.A.	2,601,490	1/15/16	2,933,642	2,752,449	(181,193)
BUY	EUR	Merrill Lynch International	645,597	1/15/16	710,565	683,059	(27,506)
BUY	GBP	Citibank N.A.	98,000	1/15/16	150,504	147,624	(2,880)
SELL	GBP	Goldman Sachs International	150,051	1/15/16	225,650	226,032	(382)
BUY	KRW	JPMorgan Chase Bank N.A.	44,218,500	1/13/16	38,196	38,136	(60)
SELL	MXN	Goldman Sachs International	39,906,146	1/15/16	2,386,853	2,400,207	(13,354)
BUY	NZD	Goldman Sachs International	3,603,000	1/15/16	2,365,986	2,364,681	(1,305)
BUY	ZAR	JPMorgan Chase Bank N.A.	569,852	1/15/16	41,306	39,103	(2,203)

							$(492,641)

Futures Contracts at 11/30/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bobl 5 yr (Long)	EUR	115	$15,799,063	December - 2015	$179,582
Euro-Bund 10 yr (Long)	EUR	82	13,715,516	December - 2015	365,435
Euro-Buxl 30 yr (Long)	EUR	17	2,804,484	December - 2015	74,324
Japanese Government Note 10 yr (Long)	JPY	18	21,718,440	December - 2015	94,825
U.K. Gilt 10 yr (Long)	GBP	35	6,205,956	March - 2016	12,520

					$726,686

Portfolio of Investments – continued

Futures Contracts at 11/30/15 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	4	$616,000	March - 2016	$(1,358)
U.S. Treasury Note 10 yr (Short)	USD	620	78,391,250	March - 2016	(14,857)

					$(16,215)

At November 30, 2015, the fund had liquid securities with an aggregate value of $1,656,715 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $583,600,476)	$541,011,743
Underlying affiliated funds, at cost and value	33,059,493
Total investments, at value (identified cost, $616,659,969)	$574,071,236
Cash	22,320
Receivables for
Forward foreign currency exchange contracts	3,516,588
Investments sold	536,276
Interest	7,755,487
Other assets	4,484
Total assets	$585,906,391
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	186,982
Forward foreign currency exchange contracts	492,641
Daily variation margin on open futures contracts	28,449
Investments purchased	752,869
Payable to affiliates
Investment adviser	31,646
Transfer agent and dividend disbursing costs	10,504
Payable for independent Trustees’ compensation	21,201
Accrued interest expense	80,346
Deferred country tax expense payable	132,870
Accrued expenses and other liabilities	132,120
Total liabilities	$101,869,628
Net assets	$484,036,763
Net assets consist of
Paid-in capital	$533,703,769
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $19,911 deferred country tax)	(38,907,277)
Accumulated net realized gain (loss) on investments and foreign currency	(8,001,820)
Accumulated distributions in excess of net investment income	(2,757,909)
Net assets	$484,036,763
Shares of beneficial interest outstanding	52,585,975
Net asset value per share (net assets of $484,036,763 / 52,585,975 shares of beneficial interest outstanding)	$9.20

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$30,602,500
Dividends	118,028
Dividends from underlying affiliated funds	24,304
Foreign taxes withheld	(14,891)
Total investment income	$30,729,941
Expenses
Management fee	$3,141,978
Transfer agent and dividend disbursing costs	66,829
Administrative services fee	91,628
Independent Trustees’ compensation	62,667
Stock exchange fee	50,896
Custodian fee	82,213
Interest expense	878,495
Shareholder communications	149,414
Audit and tax fees	77,581
Legal fees	25,606
Miscellaneous	59,302
Total expenses	$4,686,609
Fees paid indirectly	(396)
Net expenses	$4,686,213
Net investment income	$26,043,728
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $29,225 country tax)	$(1,443,346)
Futures contracts	(1,035,748)
Foreign currency	10,215,831
Net realized gain (loss) on investments and foreign currency	$7,736,737
Change in unrealized appreciation (depreciation)
Investments (net of $51,300 decrease in deferred country tax)	$(45,632,972)
Futures contracts	1,145,124
Translation of assets and liabilities in foreign currencies	596,490
Net unrealized gain (loss) on investments and foreign currency translation	$(43,891,358)
Net realized and unrealized gain (loss) on investments and foreign currency	$(36,154,621)
Change in net assets from operations	$(10,110,893)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2015	2014
Change in net assets
From operations
Net investment income	$26,043,728	$28,406,679
Net realized gain (loss) on investments and foreign currency	7,736,737	13,298,605
Net unrealized gain (loss) on investments and foreign currency translation	(43,891,358)	(11,090,540)
Change in net assets from operations	$(10,110,893)	$30,614,744
Distributions declared to shareholders
From net investment income	$(42,997,287)	$(31,527,655)
Change in net assets from fund share transactions	$(11,385,348)	$(7,794,409)
Total change in net assets	$(64,493,528)	$(8,707,320)
Net assets
At beginning of period	548,530,291	557,237,611
At end of period (including accumulated distributions in excess of net investment income of $2,757,909 and undistributed net investment income of $5,585,906, respectively)	$484,036,763	$548,530,291

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/15

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$(10,110,893)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(253,621,811)
Proceeds from disposition of investment securities	296,333,535
Payments for futures contracts	(1,035,748)
Purchases of short-term investments, net	(27,843,896)
Realized gain/loss on investments	1,414,121
Realized gain/loss on futures contracts	1,035,748
Unrealized appreciation/depreciation on investments	45,684,272
Unrealized appreciation/depreciation on foreign currency contracts	(562,073)
Net amortization/accretion of income	2,269,102
Decrease in interest receivable	841,001
Decrease in accrued expenses and other liabilities	(62,210)
Decrease in payable for daily variation margin on open futures contracts	(243,307)
Increase in other assets	(257)
Increase in interest payable	13,618
Net cash provided by operating activities	$54,111,202
Cash flows from financing activities:
Distributions paid in cash	(42,949,884)
Repurchase of shares of beneficial interest	(11,385,348)
Net cash used by financing activities	$(54,335,232)
Net decrease in cash	$(224,030)
Cash:
Beginning of period (including foreign currency of $30,903)	$246,350
End of period	$22,320

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2015 for interest was $864,877.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.17	$10.17	$10.40	$9.59	$9.99
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.52	$0.57	$0.62	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	(0.68)	0.04	(0.18)	0.84	(0.31)
Total from investment operations	$(0.19)	$0.56	$0.39	$1.46	$0.35
Less distributions declared to shareholders
From net investment income	$(0.81)	$(0.58)	$(0.62)	$(0.65)	$(0.75)
Net increase from repurchase of capital shares	$0.03	$0.02	$0.00 (w)	$—	$—
Net asset value, end of period (x)	$9.20	$10.17	$10.17	$10.40	$9.59
Market value, end of period	$7.92	$8.81	$8.97	$10.19	$8.93
Total return at market value (%)	(1.28)	4.68	(6.13)	21.92	1.79
Total return at net asset value (%) (j)(r)(s)(x)	(0.66)	6.58	4.28	15.87	4.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.87	0.92	0.98	1.00
Expenses after expense reductions (f)	N/A	0.87	0.92	0.98	1.00
Net investment income	5.01	5.09	5.53	6.12	6.60
Portfolio turnover	37	44	52	45	47
Net assets at end of period (000 omitted)	$484,037	$548,530	$557,238	$570,716	$526,317
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.73	0.72	0.75	0.79	0.79
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$5,840	$6,485	$6,572	$6,707	$6,263

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a

Notes to Financial Statements – continued

third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,045,842	$—	$—	$1,045,842
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	20,602,042	—	20,602,042
Non-U.S. Sovereign Debt	—	84,241,659	—	84,241,659
U.S. Corporate Bonds	—	310,865,349	—	310,865,349
Residential Mortgage-Backed Securities	—	6,869,898	—	6,869,898
Commercial Mortgage-Backed Securities	—	18,030,005	—	18,030,005
Asset-Backed Securities (including CDOs)	—	1,577,145	—	1,577,145
Foreign Bonds	—	92,117,367	270,914	92,388,281
Floating Rate Loans	—	5,391,522	—	5,391,522
Mutual Funds	33,059,493	—	—	33,059,493
Total Investments	$34,105,335	$539,694,987	$270,914	$574,071,236

Other Financial Instruments
Futures Contracts	$710,471	$—	$—	$710,471
Forward Foreign Currency Exchange Contracts	—	3,023,947	—	3,023,947

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers

Notes to Financial Statements – continued

between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Foreign Bond
Balance as of 11/30/14	$—
Transfers into level 3	270,914
Balance as of 11/30/15	$270,914

At November 30, 2015, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$726,686	$(16,215)
Foreign Exchange	Forward Foreign Currency Exchange	3,516,588	(492,641)
Total		$4,243,274	$(508,856)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(1,035,748)	$—
Foreign Exchange	—	10,425,846
Total	$(1,035,748)	$10,425,846

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$1,145,124	$—
Foreign Exchange	—	562,073
Total	$1,145,124	$562,073

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due

Notes to Financial Statements – continued

and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Effective May 1, 2015, the fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/15	11/30/14
Ordinary income (including any short-term capital gains)	$42,997,287	$31,527,655

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/15
Cost of investments	$621,247,903
Gross appreciation	5,079,813
Gross depreciation	(52,256,480)
Net unrealized appreciation (depreciation)	$(47,176,667)
Undistributed ordinary income	1,931,499
Capital loss carryforwards	(2,351,795)
Other temporary differences	(2,070,043)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/17	$(2,351,795)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2015 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2015, these fees paid to MFSC amounted to $20,304.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2015 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,308 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $20,223 at November 30, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2015, the fee paid by the fund under this agreement was $2,116 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended November 30, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,880,815	$40,246,985
Investments (non-U.S. Government securities)	$218,186,593	$226,283,589

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 1,328,634 shares of beneficial interest during the year ended November 30, 2015 at an average price per share of $8.57 and a weighted

Notes to Financial Statements – continued

average discount of 11.80% per share. The fund repurchased and retired 856,717 shares of beneficial interest during the year ended November 30, 2014 at an average price per share of $9.10 and a weighted average discount of 11.19% per share. Transactions in fund shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14
	Shares	Amount	Shares	Amount
Capital shares reacquired	(1,328,634)	$(11,385,348)	(856,717)	$(7,794,409)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. This credit agreement matured on August 21, 2015. The trustees approved the renewal of the revolving secured line of credit up to the amount of $100,000,000 on substantially similar terms for an additional 364 day period which matures on August 19, 2016. At November 30, 2015, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of the daily one month LIBOR or the Overnight Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $878,495 during the period in connection with this loan agreement. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2015, the average loan balance was $100,000,000 at a weighted average annual interest rate of 0.88%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,215,597	176,781,524	(148,937,628)	33,059,493

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$24,304	$33,059,493

Notes to Financial Statements – continued

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $1,280,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; and whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability. The fund will incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2016

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 1, 2015, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Robert E. Butler	41,246,012.065	6,661,819.923
David H. Gunning	41,212,562.878	6,695,269.110
Robin A. Stelmach	41,310,416.078	6,597,415.910

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Co-Chairman, Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	2018	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	2018 (m)	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	2017	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	2018 (n)	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	2017 (n)	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	2017	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	2017	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	2016	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	2016	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	2017 (n)	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	N/A	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	N/A	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

(m)	With respect to Mr. Gunning, the Board had agreed to a one-year extension of his ability to serve as a Trustee from January 1, 2016 through December 31, 2016, subject to Board approval for a second one-year extension for the 2017 calendar year pursuant to the retirement policy.
(n)	With respect to Messrs. Butler, Gutow and Uek, the Board has agreed to a one-year extension of each Trustee’s ability to serve as a Trustee from January 1, 2016 through December 31, 2016 pursuant to the retirement policy.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Joshua Marston
Robert Persons
Matthew Ryan
Robert Spector
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2014 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment

Board Review of Investment Advisory Agreement – continued

advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 17th out of a total of 21 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 14th out of a total of 26 funds for the one-year period and 12th out of a total of 17 funds for the five-year period ended December 31, 2014. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one-, three- and five-year periods ended December 31, 2014 (one-year: 5.5% total return for the Fund versus 5.1% total return for the benchmark; three-year: 7.7% total return for the Fund versus 5.9% total return for the benchmark; five-year: 8.2% total return for the Fund versus 6.8% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of

Board Review of Investment Advisory Agreement – continued

certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek, and Mses Roepke and. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016 Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2015 and 2014, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Charter Income Trust	55,056	54,149

For the fiscal years ended November 30, 2015 and 2014, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Charter Income Trust	11,027	10,843	10,269	10,102	1,027	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	1,120,675	0	0	0	99,446	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	1,493,444	95,945

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Mses. Maryanne L. Ropeke and Laurie J. Thomsen. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2015

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

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For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009, Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005

David P. Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010

Joshua P. Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 1999

Robert D. Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matthew W. Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Robert Spector	Global Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011; Portfolio Manager and Chief Economist of McLean Budden from March 2005 to September 2011.

Erik S. Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Richard O. Hawkins

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index Barclay’s U.S. Credit Bond Index

Barclay’s U.S. Government/Mortgage Bond Index

	William J. Adams	Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond Index

	Pilar Gomez-Bravo	Barclays Global Aggregate Credit Index

	Joshua P. Marston	Barclays U.S. Government/Mortgage Bond Index

	Robert D. Persons	Barclays Global Aggregate Credit Index

	Matthew W. Ryan	JPMorgan Emerging Markets Bond Index Global

Robert Spector

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index Barclay’s U.S. Credit Bond Index

Barclay’s U.S. Government/Mortgage Bond Index

	Erik S. Weisman	Citigroup World Government Bond Non-Dollar Hedged Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2015. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
William J. Adams	N
Ward Brown	N
David P. Cole	N
Pilar Gomez-Bravo	N
Joshua P. Marston	N
Robert D. Persons	N
Matthew W. Ryan	N
Robert Spector	N
Erik S. Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of November 30, 2015:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	11	$18.1 billion	3	$3.1 billion	2	$218.2 million
William J. Adams	13	$8.5 billion	5	$1.1 billion	1	$111.2 million
Ward Brown	10	$9.4 billion	5	$3.7 billion	5	$1.5 billion
David P. Cole	12	$8.4 billion	2	$950.8 million	1	$111.2 million
Pilar Bravo-Gomez	5	$4.0 billion	3	$3.0 billion	1	$188.8 million
Joshua P. Marston	10	$20.0 billion	7	$1.2 billion	11	$376.1 million
Robert D. Persons	13	$15.6 billion	6	$3.8 billion	2	$258.5 million
Matthew W. Ryan	12	$10.1 billion	6	$4.5 billion	5	$1.5 billion
Robert Spector(1)	4	$3.5 billion	8	$5.0 billion	51	$1.8 billion
Erik S. Weisman	9	$5.9 billion	3	$3.1 billion	1	$188.8 million

*	Includes the Fund.
(1)	Robert Spector was added to the fund as of October 31, 2015.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/14-12/31/14	0	N/A	0	4,829,063
1/01/15-1/31/15	494,857	8.77	494,857	4,334,206
2/01/15-2/28/15	0	N/A	0	4,334,206
3/01/15-3/31/15	0	N/A	0	5,341,975
4/01/15-4/30/15	152,262	9.04	152,262	5,189,713
5/01/15-5/31/15	0	N/A	0	5,189,713
6/01/15-6/30/15	0	N/A	0	5,189,713
7/01/15-7/31/15	282,919	8.45	282,919	4,906,794
8/01/15-8/31/15	0	N/A	0	4,906,794
9/1/15-9/30/15	0	N/A	0	4,906,794
10/1/15-10/31/15	398,596	8.22	398,596	4,508,198
11/1/15-11/30/15	0	N/A	0	4,508,198

Total	1,328,634	8.57	1,328,634

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2015 plan year is 5,341,975.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: January 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: January 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2016

*	Print name and title of each signing officer under his or her signature.